UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2006

TWC Holding LLC

(Exact name of registrant as specified in its charter)

Delaware	333-124826	59-3781176
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4701 Creek Road, Suite 200, Cincinnati, Ohio	45242
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (513) 794-9800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information contained in Section 7.01 of this report and the exhibits hereto shall not be incorporated by reference into any of the filings of TWC Holding LLC (the “Company”) or of The Wornick Company, the Company’s wholly owned subsidiary, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.  The information in this report and in the exhibits hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Forward-Looking Statements

Certain statements made in this announcement may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding the expectations of management with respect to revenues and profitability.  All of these forward-looking statements are based on estimates and assumptions made by the Company’s management that, although believed by the Company to be reasonable, are inherently uncertain.  Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental, and technological factors outside of its control that may cause its business, strategy or actual results or events to differ materially from the statements made herein.  These risks and uncertainties may include, but are not limited to, the following:  the Company’s liquidity and capital resources; its contracts with the U.S. government; the U.S. Department of Defense budget, in general, and the U.S. military activity, in particular; the Company’s co-manufacturing plans; competitive pressures and trends in the Company’s industry; prevailing interest rates; legal proceedings and regulatory matters; other risks related to the Company’s senior secured notes (including the value of the collateral); general economic conditions; the Company’s development and expansion plans and expectations for the future; and other risks detailed from time to time in the Company’s reports filed with the Securities and Exchange Commission.  Given these risks and uncertainties, you are cautioned not to place undue reliance on forward-looking statements.  The Company’s actual results could differ materially from those contained in the forward-looking statements.  The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law.

Item 7.01      Regulation FD Disclosure.

Pursuant to its obligations under Regulation FD, the Company is hereby furnishing the following information under Item 7.01 of this current report on Form 8-K.

On August 22, 2006, the Company held a combined conference call discussing its financial and operational results for the twenty-six weeks ended July 1, 2006 and that of it’s wholly owned subsidiary, The Wornick Company. During the call management provided certain investors with information related to EBITDA and Adjusted EBITDA. Provided below is the Company’s definition and reconciliation of EBITDA and Adjusted EBITDA to net income.

EBITDA is net income before income tax expense, interest expense, net, depreciation of property and equipment and amortization. The Company believes that EBITDA is useful to investors in evaluating the Company’s operating performance compared to that of other companies in the Company’s industry, as the calculation of EBITDA eliminates the effects of financing, income taxes and the accounting effects of capital spending, which items may vary for different companies for reasons unrelated to overall operating performance. EBITDA is not a presentation made in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). Accordingly, when analyzing the Company’s operating performance, investors should not consider EBITDA in isolation or as a substitute for net income, cash flows from operating activities or other income statement or cash flow statement data prepared in accordance with U.S. GAAP. The Company’s calculation of EBITDA is not necessarily comparable to that of other similarly titled measures reported by other companies. Adjusted EBITDA is EBITDA adjusted to exclude non-recurring charges related stock-based compensation expenses. The calculation of EBITDA and Adjusted EBITDA are shown below:

	Wornick
	Twenty-Six Weeks Ended
	July 2, 2005	July 1, 2006

Net Income (loss)	(3,089,941)	(15,843,924)
Interest income	(98,934)	(63,369)
Interest expense 7,143,054	6,850,239
Tax expense	960,170	949,425
Depreciation	1,911,292	4,069,858
Amortization	2,688,692	2,370,322
EBITDA	9,514,333	(1,667,449)
B-Option Compensation	9,983	42,584
Adjusted EBITDA	9,524,316	(1,624,865)

	TWC Holding LLC
	Twenty-Six Weeks Ended
	July 2, 2005	July 1, 2006
Net Income (loss)	4,723,513)	(18,038,023)
Interest income	(98,934)	(63,369)
Interest expense	8,703,720	9,040,068
Tax expense	960,170	949,425
Depreciation	1,991,292	4,069,858
Amortization	2,836,420	2,547,950
EBITDA	9,669,155	(1,494,091)
B-Option Compensation	9,983	42,584
Adjusted EBITDA	9,679,138	1,451,507)

Additionally, during the conference call held on August 22, 2006, management of the Company provided its outlook for the Company for the remainder of 2006, the text of which follows:

2006 Earning’s Guidance and Wrap-Up:

We continue to intensely focus our efforts on three critical fronts:

Reducing our existing cost structure and increasing efficiencies while maintaining on time deliveries and highest quality of product, further improving our ability to quickly and effectively convert product ideas from our customers to great tasting, ready-to-eat, shelf stable food products within our newly designed supply chain more efficiently.

Growing other sources of revenues utilizing our strategic assets to help offset the decreased demand for military products, especially Meals-Ready-To-Eat (MRE’s).

We are confident our MRE assembly operations will achieve full functionality this month in Cincinnati and anticipate having our UGR-A Assembly operations fully integrated by November 1st and seize operations in McAllen, TX shortly thereafter. By the start of the 4th Quarter, we expect our run rate for operating expenses to be more reflective of our future cost structure.

With respect to financial guidance, we believe our full year revenues will be in line with our previous guidance of $230 MM, perhaps slightly higher. In view of the operating inefficiencies during the first half of 2006, delays in our operations consolidation, substantial investments in product introduction and improving functional leadership our previous EBITDA guidance of $21 to $23 million is no longer realistic.

Though we’ve taken initial steps to reduce SG&A expenses, planned actions will result in more restructuring costs during the 3rd Quarter. While we are well positioned to serve emergency response and preparedness customers, with Eversafe products we have no past experience in forecasting sales of this product to core customers, or demand from an event driven disaster.

Therefore, based on the circumstances we have outlined, we believe it’s necessary to adjust our EBITDA downward to a range of $12 to $15 million. Additionally, we anticipate exiting our Revolving Loan Agreement in early November. We remained committed to our ongoing initiatives to reduce expenses and drive growth and look forward to updating you later in the year. We are confident that we’re positioning the company for a strong 2007.

A replay of the call can be heard anytime between August 22, 2006 through midnight August 29, 2006. Access to replay can be obtained by dialing 1-800-405-2236 and using the code 11068639 followed by #.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWC Holding LLC

	By:	/s/ Brian A. Lutes
Name: Brian A. Lutes
Title: Chief Financial Officer and Treasurer

Dated: August 22, 2006